UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21893

Nuveen Global Income Opportunities Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Gains from an Enhanced Global Debt Strategy

Annual Report

December 31, 2012

Nuveen Global
Income Opportunities
Fund

JGG

Nuveen Diversified
Currency Opportunities
Fund

JGT

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Distribution and Price Information	12
Performance Overviews	15
Shareholder Meeting Report	17
Report of Independent Registered Public Accounting Firm	18
Portfolios of Investments	19
Statement of Assets & Liabilities	34
Statement of Operations	35
Statement of Changes in Net Assets	36
Statement of Cash Flows	37
Financial Highlights	38
Notes to Financial Statements	40
Board Members & Officers	58
Glossary of Terms Used in this Report	63
Additional Fund Information	67

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Global Income Opportunities Fund (JGG)
(formerly Nuveen Global Government Enhanced Income Fund)
Nuveen Diversified Currency Opportunities Fund (JGT)
(formerly Nuveen Multi-Currency Short-Term Government Income Fund)

These Funds are managed by Nuveen Asset Management LLC (NAM), an affiliate of Nuveen Investments. Timothy Palmer, CFA, and Steve Lee, CFA, manage the Funds.

On August 1, 2012 JGG's Board of Trustees approved repositioning the Fund and changing its investment policies to feature a multi-sector, global bond strategy. JGG's investment objective of high current income with a secondary objective of seeking capital preservation will remain unchanged. JGG's Board of Trustees also approved changing the Fund's name to Nuveen Global Income Opportunities Fund. JGT's Board of Trustees approved repositioning JGT's portfolio and changing JGT's name to Nuveen Diversified Currency Opportunities Fund. Each of these changes took effect on October 10, 2012. Here Steve discusses general economic and market conditions, his management strategy and the performance of the Funds during the twelve-month period ending December 31, 2012.

Effective January 1, 2013, JGG and JGT are subject to regulation as commodity pools under the Commodity Exchange Act, and the Adviser, Nuveen Fund Advisors, LLC, has registered with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator. The CFTC has proposed amendments to its rules which, upon their compliance dates, will subject the Funds and the Adviser to additional disclosure, reporting and recordkeeping rules, compliance with which is likely to increase the Funds' expenses.

FUND REORGANIZATION

During the current reporting period, the Nuveen Board of Trustees approved the reorganization of Global Income & Currency Fund, Inc. (GCF) into JGT. The reorganization is intended to enhance the ability of the combined Fund's shares to trade well in the secondary market and lower operating expenses by creating a larger, leveraged Fund. At a special meeting of shareholders on November 16, 2012, shareholders of GCF approved the reorganization. The reorganization was effective prior to the opening of business on December 10, 2012.

Upon the closing of the reorganization, GCF transferred its assets to JGT in exchange for shares of JGT and the assumption by JGT of the liabilities of GCF. GCF was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of GCF became shareholders of JGT. Holders of GCF received newly issued shares of JGT, the aggregate net asset value of which was equal to the aggregate net asset value of the shares of GCF held immediately prior to the reorganization (including for this purpose fractional

Nuveen Investments

GCF shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

During the reporting period, global growth began to stabilize and monetary policy settings remained uniformly supportive of economic growth and financial conditions. Although global growth slowed down and sovereign funding pressure in Europe intensified during the second quarter, European Central Bank policy actions and further monetary accommodation by other central banks helped to promote stability and reduce concerns of systematic shock. Concerns over developing economic growth also mounted in the second quarter and resulted in investor risk aversion. However, data out of China, including PMIs and credit data, indicated a stabilization and re-acceleration of growth as did export data across much of Asia toward the end of the year. The global economy appeared to be on a firm footing for moderate growth and the triple threat of the U.S. fiscal stalemate, European stress, and Chinese growth fears all gave signs of stabilization.

Nuveen Investments

This backdrop was supportive of risk assets broadly and fixed income spread sectors, particularly corporate credit and other non-government sectors. Positive global bond returns reflected significant monetary policy loosening. Spreads on Italian, Spanish and other peripheral European sovereigns contracted versus Germany, ending the year near the tightest levels since the intensification of the crisis. Yields in local emerging markets also declined, leading to strong performance amid strong investor flows and improved fundamental global environment.

The U.S. dollar declined 2% to 8% against most currencies globally. Among major currencies, the Mexican peso and Korean won were the best performing currencies for the year, up over 8%. The euro depreciated in the first half, driven by the fears of European sovereign crisis, but recovered in the second half from depressed levels as investors reassessed its survival. Eastern European and Nordic currencies also had a strong year. The yen declined over 10% as the Japanese election in December set the stage for aggressive fiscal and monetary policies aimed at reflation.

What key strategies were used to manage the Funds during this twelve-month reporting period?

As mentioned previously, during the reporting period Nuveen repositioned JGG to feature a multi-sector, global bond strategy. JGG's investment objective of high current income with a secondary objective of seeking capital preservation remains unchanged. The goal of JGG's repositioning is to enhance the Fund's ability to generate competitive returns over time by;

•  Simplifying the Fund to focus on a more traditional global bond strategy;

•  Investing in sovereign, corporate and other types of debt from developed and emerging markets; and

•  Actively managing JGG's country, currency, sector and interest rate exposures as market conditions change.

JGG now features a more traditional, multi-sector global bond strategy that invests primarily in sovereign, corporate and other types of debt from developed and emerging markets around the world.

JGG intends to actively manage its country, currency, sector and interest rate exposures as market conditions change. JGG will invest at least 80% of its managed assets in global debt securities, including but not limited to global sovereign and government-related debt, domestic and foreign debt securities, U.S. government securities, residential and commercial mortgage-backed securities and asset backed securities. JGG will invest primarily in securities rated investment grade at the time of purchase, from issuers in both developed and emerging market countries.

As mentioned previously, the Board also approved a plan that repositioned JGT's portfolio and reorganized GCF into JGT. The goal of the overall restructuring is to enhance the combined Fund's ability to generate competitive returns and narrow the Fund's trading discount by:

•  Simplifying the investment strategy to offer broad based currency exposure and interest rate diversification; and

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Since inception returns for JGG and its comparative index are from 6/27/06; since inception returns for JGT and its comparative index are from 4/25/07.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

•  Expanding investment flexibility and the ability to manage risk by eliminating the focus on investing solely in the highest yielding currencies and by providing greater latitude in executing the Fund's U.S. dollar short-orientation.

JGT seeks to provide the potential for an attractive level of current income and total return. The Fund offers actively managed, diversified exposure to foreign currencies and short-term global yields by investing directly and indirectly in a portfolio of short-term international government securities denominated in unhedged, non-U.S. currencies. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. JGT also actively manages both long and short currency positions in multiple currencies.

The Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions. In JGG, we were overweight both investment-grade and high yield corporates after the repositioning. The Fund is positioned for a continuation of strong relative performance of bank/financial credit. We hope to continue to increase our focus on selection opportunities within these sectors as valuations normalize.

Our duration strategy has been tactical in nature, although biased to be short of the market benchmark, given the asymmetrical nature of interest rate risk and our expectations for ongoing improvement in the economy and reduction of systemic risk premiums.

How did the Funds perform during this twelve-month period ended December 31, 2012?

The performance of the Funds, as well as comparative benchmarks and indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For the periods ended 12/31/12

Fund	1-Year	5-Year	Since Inception*
JGG	7.70%	4.96%	5.26%
Barclays Global Aggregate Bond Index**	4.32%	5.44%	6.45%
JGT	13.73%	3.38%	4.62%
50% Citigroup Non-U.S. World Government Bond 1-3 Year Index/ 50% JP Morgan Emerging Local Markets Index Plus**	2.86%	3.32%	4.61%

For the twelve-month period ended December 31, 2012, both Funds outperformed their respective index. It should be noted that while each of these Funds focuses to a large degree on managing foreign government debt and currency exposures, none of these Funds are designed for close comparison to a particular measure of market performance.

During the reporting period, JGG outperformed the Barclays Global Aggregate Bond Index. The Fund's performance benefited from our strategic positioning during the period including: a significant underweight in the U.S. dollar and Japanese yen in favor of growth oriented currencies and those offering better fundamentals; a meaningful

Nuveen Investments

exposure to emerging markets; and a significant overweight to investment grade and high yield.

The Fund's currency selection was the most significant contributor to outperformance during the reporting period. The Fund's long positions in the Turkish lira, Mexican peso, South Korean won, Polish zloty and the Chilean peso contributed as well as the underweight position in Japanese yen.

The Fund's credit positioning also contributed meaningfully to the outperformance. The Fund benefited from the additional yield available from investment-grade and high yield credits as well as gains associated with narrowing risk premiums for credit. Financial exposure and other selection within credit sectors added value above the impact of our overweight.

Overall, our underweight to U.S. Treasuries in favor of sovereign debt from other developed and emerging markets also added to the performance. The Fund's overall lower than market interest rate sensitivity detracted marginally from performance as interest rates generally declined globally. The Fund's underweight to European peripherals, notably Spain and Italy, was a drag on performance as we did not participate fully in the dramatic spread tightening of the markets. We preferred to maintain an underweight to these issues in the "direct line of fire" of the European uncertainty. Our decision was based on the broadly attractive valuations of credit and the availability of the other assets that had cheapened in part based on European fears, but were less fundamentally exposed to euro risk. Away from Europe, our market selection to South Africa, Mexico and Peru was beneficial, offsetting some of the drag from lower duration.

JGT also significantly outperformed its blended benchmark, Citigroup Non-U.S. World Government Bond 1-3 Year Index and JP Morgan Emerging Local Markets Index Plus. The Fund was positioned with a significant short U.S. dollar exposure versus growth sensitive currencies. The Fund benefited from capturing the high yields from those countries as well as strong currency appreciation. The long positions in the Mexican peso, Turkish lira, South Korean won, Chilean peso, Australian dollar and Polish zloty, as well as underweight in the Japanese yen, contributed to the Fund's outperformance. During the reporting period, we were long the British pound. This slightly detracted from JGT's performance as the British pound suffered as a result of the United Kingdom's weak economy and continued concern about the euro zone debt crisis.

JGT also purchased short term call options on the Turkish lira, sold put options on the Turkish lira with higher strikes and reduced foreign exchange forward positions to rebalance the net currency exposure to the Turkish lira. These option transactions would benefit from currency appreciation. We exercised these options as they expired in-the-money.

In both JGG and JGT, foreign currency exchange contracts were used both to reduce risk and to take active currency exposures. Currency forward contracts were used to reduce risk by hedging the foreign currency risk associated with each Fund's foreign debt investments. The Funds also actively managed the currency exposures through currency forwards in an attempt to benefit from the potential appreciation.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of financial leverage through the use of bank borrowings in JGG and derivative instruments in both Funds. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds' frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Nuveen Investments

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Below-Investment Grade Risk. Investments in securities below-investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolios will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Currency Risk. Changes in exchange rates will affect the value of a Fund's investments.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter- parties to these transactions will be unable to meet their obligations.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Forward Currency Contracts Risk. Forward currency contracts are not standardized and are substantially unregulated. Principals are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Share Distribution and
Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of December 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, JGG and JGT reduced their quarterly distributions to shareholders during June. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of the distribution as a return of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

Nuveen Investments

***  JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2012 through December 31, 2008.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the year ended December 31, 2012. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/12	JGG	JGT
Inception date	6/27/06	4/25/07
Fiscal year (calendar year) ended December 31, 2012:
Per share distribution:
From net investment income	$0.86	$0.00
From long-term capital gains	0.14	0.43
From short-term capital gains	0.20	0.28
Return of capital	0.00	0.50
Total per share distribution	$1.20	$1.21
Distribution rate on NAV	7.78%	8.24%
Average annual total returns:
Excluding retained gain tax credit/refund***:
1-Year on NAV	7.70%	13.73%
5-Year on NAV	4.96%	3.38%
Since inception on NAV	5.26%	4.62%
Including retained gain tax credit/refund***:
1-Year on NAV	N/A	13.73%
5-Year on NAV	N/A	3.38%
Since inception on NAV	N/A	4.73%

Share Repurchases and Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Funds' open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2012, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

Fund	Shares Repurchased and Retired	% of Outstanding Shares
JGG	25,900	0.3%
JGT	1,559,069	3.3%

Nuveen Investments

During the current reporting period, JGG did not repurchase any of its outstanding shares, JGT's shares were repurchased and retired at a weighted average price and a weighted average discount per share as shown in the accompanying table.

Fund	Shares Repurchased and Retired	Weighted Average Price Per Share Repurchased and Retired	Weighted Average Discount Per Share Repurchased and Retired
JGT	357,790	$12.85	12.07%

As of December 31, 2012, and during the twelve-month reporting period, the Funds' share prices were trading at (-) discounts relative to their NAVs as shown in the accompanying table.

Fund	12/31/12 (-) Discount	Twelve-Month Average (-) Discount
JGG	(-)9.08%	(-)6.77%
JGT	(-)12.39%	(-)11.70%

Nuveen Investments

JGG

Performance

OVERVIEW

Nuveen Global Income Opportunities Fund

  as of December 31, 2012

Portfolio Credit Quality (as a % of total investments)2,3,4,5

2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3  Holdings are subject to change.

4  Excluding investments in derivatives.

5  Excluding repurchase agreements.

Fund Snapshot

Share Price	$14.02
Net Asset Value (NAV)	$15.42
Premium/(Discount) to NAV	-9.08%
Current Distribution Rate[1]	8.42%
Net Assets ($000)	$144,292

Average Annual Total Returns

(Inception 6/27/06)

	On Share Price	On NAV
1-Year	7.49%	7.70%
5-Year	6.20%	4.96%
Since Inception	3.49%	5.26%

Leverage

Regulatory Leverage	29.71%
Effective Leverage	37.66%

Country Allocation

(as a % of total investments)3,4,5

United States	40.2%
United Kingdom	10.3%
Mexico	8.4%
Turkey	7.6%
Canada	7.6%
South Africa	5.0%
South Korea	3.0%
Norway	2.5%
Australia	2.3%
Brazil	1.5%
Sweden	1.5%
New Zealand	1.4%
Netherlands	1.4%
Italy	1.3%
Chile	1.1%
Indonesia	0.8%
Philippines	0.7%
Luxembourg	0.6%
Switzerland	0.5%
Ireland	0.5%
Ukraine	0.5%
China	0.4%
France	0.3%
Spain	0.2%
Belgium	0.2%
Finland	0.1%
Singapore	0.1%

Portfolio Allocation

(as a % of total investments)3,4

Sovereign Debt	49.4%
Corporate Bonds	42.3%
Capital Preferred Securities	5.0%
Asset-Backed and Mortgage-Backed Securities	1.3%
$25 Par (or similar) Preferred Securities	1.3%
Repurchase Agreements	0.7%

Nuveen Investments

Fund Snapshot

Share Price	$12.87
Net Asset Value (NAV)	$14.69
Premium/(Discount) to NAV	-12.39%
Current Distribution Rate[1]	9.25%
Net Assets ($000)	$705,098

Average Annual Total Returns

(Inception 4/25/07)

	On Share Price	On NAV
1-Year	16.54%	13.73%
5-Year	4.56%	3.38%
Since Inception	2.53%	4.62%

Average Annual Total Returns4

(Including retained gain tax credit/refund)

	On Share Price	On NAV
1-Year	16.54%	13.73%
5-Year	4.56%	3.38%
Since Inception	2.65%	4.73%

Leverage

Effective Leverage	34.38%

Country Allocation

(as a % of total investments)3,5,6

United States	30.0%
Mexico	12.7%
Brazil	12.2%
Canada	9.8%
Turkey	4.9%
South Africa	4.7%
Norway	4.4%
Malaysia	4.1%
South Korea	3.2%
Chile	3.2%
Peru	1.8%
Russia	1.7%
Italy	1.6%
Spain	1.5%
Indonesia	1.3%
Ukraine	1.0%
Poland	0.9%
Argentina	0.7%
Luxembourg	0.3%

Portfolio Allocation

(as a % of total investments)3,5

Sovereign Debt	65.9%
U.S. Government and Agency Obligations	28.8%
Corporate Bonds	2.9%
Repurchase Agreements	1.8%
Asset-Backed and Mortgage-Backed Securities	0.6%

JGT

Performance

OVERVIEW

Nuveen Diversified Currency Opportunities Fund

  as of December 31, 2012

Portfolio Credit Quality (as a % of total investments)2,3,5,6

2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3  Holdings are subject to change.

4  As previously explained in the Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2012 through December 31, 2008.

5  Excluding investments in derivatives.

6  Excluding repurchase agreements.

Nuveen Investments

JGG

JGT

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on November 16, 2012; at this meeting the shareholders were asked to approve an Agreement and Plan of Reorganization.

GCF
Common Shares
To approve the Agreement and Plan of Reorganization.
For	2,805,568
Against	48,315
Abstain	22,340
Broker Non-Votes	—
Total	2,876,223

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Global Income Opportunities Fund (formerly Nuveen Global Government Enhanced Income Fund)
Nuveen Diversified Currency Opportunities Fund (formerly Nuveen Multi-Currency Short-Term Government Income Fund):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Income Opportunities Fund (formerly Nuveen Global Government Enhanced Income Fund) the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of and Nuveen Diversified Currency Opportunities Fund (formerly Nuveen Multi-Currency Short-Term Government Income Fund) (hereinafter referred to as the "Funds") at December 31, 2012, the results of each of their operations and of Nuveen Global Income Opportunities Fund cash flows for the year then ended, the changes in each of their net assets for each of two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2013

Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund
(formerly known as Nuveen Global Government Enhanced Income Fund)

Portfolio of Investments

  December 31, 2012

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 1.8% (1.3% of Total Investments)
	Commercial Banks – 0.9%
30,000	PNC Financial Services	6.125%		BBB	$831,300
20,000	Regions Financial Corporation	6.375%		BB	494,200
	Total Commercial Banks				1,325,500
	Consumer Finance – 0.4%
20,000	Discover Financial Services	6.500%		BB	505,000
	Insurance – 0.5%
25,000	Hartford Financial Services Group Inc.	7.875%		BB+	717,750
	Total $25 Par (or similar) Preferred Securities (cost $2,578,500)				2,548,250
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 59.6% (42.3% of Total Investments)
	Aerospace & Defense – 0.8%
$680	Exelis, Inc.	5.550%	10/01/21	BBB+	$742,085
325	Huntington Ingalls Industries Inc.	7.125%	3/15/21	BB	353,438
1,005	Total Aerospace & Defense				1,095,523
	Auto Components – 0.3%
400	American & Axle Manufacturing Inc.	6.625%	10/15/22	B	406,000
	Automobiles – 0.5%
665	Chrysler GP/CG Company	8.000%	6/15/19	B1	724,850
	Beverages – 0.6%
775	SABMiller Holdings Inc., 144A	3.750%	1/15/22	BBB+	836,869
	Building Products – 1.2%
375	Corporativo Javer S.A. de C.V., 144A	9.875%	4/06/21	B1	401,250
350	Nortek Inc.	8.500%	4/15/21	B	388,500
645	Owens Corning Incorporated	4.200%	12/15/22	BBB-	655,955
200	USG Corporation, 144A	8.375%	10/15/18	BB-	222,000
1,570	Total Building Products				1,667,705
	Capital Markets – 3.7%
1,210	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	1,437,737
1,000	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,139,976
1,935	Morgan Stanley	4.875%	11/01/22	BBB+	2,003,487
615	Morgan Stanley	6.625%	4/01/18	A	724,824
4,760	Total Capital Markets				5,306,024
	Chemicals – 1.6%
745	Eastman Chemical Company	3.600%	8/15/22	BBB	780,256
300	Hexion U.S. Finance Corp.	6.625%	4/15/20	Ba3	305,250

Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Chemicals (continued)
$450	Ineos Finance PLC, 144A	7.500%	5/01/20	B+	$471,375
365	Omonva Solutions Inc.	7.875%	11/01/18	B2	376,406
350	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B-	383,250
2,210	Total Chemicals				2,316,537
	Commercial Banks – 0.9%
285	HSBC Holdings PLC	6.800%	6/01/38	A+	364,477
435	Rabobank Nederland	3.875%	2/08/22	Aa2	468,114
480	Royal Bank of Scotland	6.125%	12/15/22	BBB-	506,631
1,200	Total Commercial Banks				1,339,222
	Commercial Services & Supplies – 1.6%
325	313 Group Incorporated, 144A	6.375%	12/01/19	B1	322,156
250	Casella Waste Systems Inc.	7.750%	2/15/19	B-	237,500
400	Ceridian Corporation, 144A	8.875%	7/15/19	B1	434,000
375	R.R. Donnelley & Son Company	7.625%	6/15/20	BB	360,000
850	International Lease Finance Corporation	5.875%	4/01/19	BBB-	895,899
2,200	Total Commercial Services & Supplies				2,249,555
	Communications Equipment – 0.6%
200	Goodman Networks Inc., 144A	13.13%	7/01/18	B	219,000
400	IntelSat Jackson Holdings	7.250%	4/01/19	B	430,000
300	Nokia Corporation	5.375%	5/15/19	BB-	285,750
900	Total Communications Equipment				934,750
	Computers & Peripherals – 0.5%
345	Hewlett Packard Company	4.650%	12/09/21	A-	346,342
350	Seagate HDD Cayman	7.000%	11/01/21	BB+	375,375
695	Total Computers & Peripherals				721,717
	Construction Materials – 0.5%
300	Cemex SAB de CV, 144A	9.000%	1/11/18	B+	324,750
300	China Shanshui Cement Group Limited, 144A	10.500%	4/27/17	BB-	343,500
600	Total Construction Materials				668,250
	Consumer Finance – 0.7%
915	Ford Motor Credit Company	6.625%	8/15/17	Baa3	1,069,146
	Containers & Packaging – 0.5%
350	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	380,188
350	Reynolds Group	7.125%	4/15/19	B+	376,250
700	Total Containers & Packaging				756,438
	Diversified Financial Services – 7.2%
2,500	Bank of America Corporation	5.700%	1/24/22	A	3,006,373
1,225	Citigroup Inc.	5.375%	8/09/20	A	1,443,599
845	Countrywide Financial Corporation, Convertible Bond, 144A	6.250%	5/15/16	BBB+	927,562
620	General Electric Capital Corporation	5.300%	2/11/21	AA	719,685
515	General Electric Capital Corporation	6.875%	1/10/39	AA+	700,039
2,480	JPMorgan Chase & Company	4.500%	1/24/22	A+	2,805,468
545	JPMorgan Chase & Company	6.400%	5/15/38	A+	730,561
8,730	Total Diversified Financial Services				10,333,287

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Telecommunication Services – 2.1%
$750	AT&T, Inc.	6.300%	1/15/38	A	$961,669
450	AT&T, Inc.	5.550%	8/15/41	A	540,056
375	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	390,938
400	Frontier Communications Corporation	8.500%	4/15/20	BB+	460,000
595	Qwest Corporation	6.750%	12/01/21	BBB-	697,320
2,570	Total Diversified Telecommunication Services				3,049,983
	Electric Utilities – 0.5%
600	FirstEnergy Solutions Corporation	6.050%	8/15/21	BBB	686,711
	Energy Equipment & Services – 3.0%
820	Ensco PLC	4.700%	3/15/21	BBB+	922,793
675	Nabors Industries Inc.	5.000%	9/15/20	BBB	733,481
275	NGPL PipeCo LLC	7.119%	12/15/17	Ba3	299,750
290	Offshore Group Investment Limited, 144A	7.500%	11/01/19	B-	292,900
400	Precision Drilling Corporation	6.500%	12/15/21	Ba1	426,000
400	Seadrill Limited, 144A	5.625%	9/15/17	N/R	397,000
765	Transocean Inc.	3.800%	10/15/22	BBB-	784,073
420	Weatherford International Limited	7.000%	3/15/38	Baa2	484,798
4,045	Total Energy Equipment & Services				4,340,795
	Food Products – 0.7%
375	JBS USA LLC	7.250%	6/01/21	BB	375,938
545	Tyson Foods	4.500%	6/15/22	BBB	589,971
920	Total Food Products				965,909
	Gas Utilities – 0.5%
375	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	417,188
350	Suburban Propane Partners LP	7.500%	10/01/18	BB-	377,125
725	Total Gas Utilities				794,313
	Health Care Equipment & Supplies – 0.2%
225	Biomet Inc., 144A	6.500%	8/01/20	B-	239,063
	Health Care Providers & Services – 1.7%
400	Amsurg Corporation, 144A	5.625%	11/30/20	Ba3	416,000
325	CHS/Community Health Systems, Inc.	8.000%	11/15/19	B	351,813
400	HCA Holdings Inc.	7.750%	5/15/21	B-	434,000
400	Kindred Healthcare Inc., Term Loan	8.250%	6/01/19	B-	389,000
250	Tenet Healthcare Corporation, 144A	6.750%	2/01/20	B-	257,500
400	UnitedHealth Group Incorporated	6.875%	2/15/38	A	549,259
2,175	Total Health Care Providers & Services				2,397,572
	Hotels, Restaurants & Leisure – 0.4%
300	Graton Economic Development Authority, 144A	9.625%	9/01/19	B	321,375
200	Shearer's Foods LLC, 144A	9.000%	11/01/19	B	210,000
500	Total Hotels, Restaurants & Leisure				531,375
	Household Durables – 0.2%
300	Beazer Homes USA, Inc.	9.125%	6/15/18	CCC+	312,750
	Independent Power Producers & Energy Traders – 0.9%
485	Constellation Energy Group	5.150%	12/01/20	BBB+	554,413
400	GenOn Energy	9.500%	10/15/18	B	472,000
260	NRG Energy Inc.	7.875%	5/15/21	BB	288,600
1,145	Total Independent Power Producers & Energy Traders				1,315,013

Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial Conglomerates – 0.2%
$2,000	Grieg Seafood ASA	8.810%	12/21/15	N/R	$359,858
	Insurance – 1.6%
750	AFLAC Insurance	6.450%	8/15/40	A-	948,503
385	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	419,607
415	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA-	411,237
510	Unum Group	5.625%	9/15/20	BBB	582,716
2,060	Total Insurance				2,362,063
	IT Services – 0.7%
565	Computer Sciences Corporation	4.450%	9/15/22	BBB	590,056
400	First Data Corporation	6.750%	11/01/20	BB-	404,000
965	Total IT Services				994,056
	Machinery – 1.0%
1,000	Eaton Corporation	4.150%	11/02/42	A-	1,011,303
425	Terex Corporation	6.000%	5/15/21	B+	447,313
1,425	Total Machinery				1,458,616
	Marine – 0.3%
400	Navios Maritime Acquisition Corporation	8.625%	11/01/17	B	375,000
	Media – 4.6%
500	CBS Corporation	4.850%	7/01/42	BBB	520,395
720	Comcast Corporation	6.400%	5/15/38	BBB+	919,958
620	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	703,585
300	LIN Television Corporation	8.375%	4/15/18	B-	328,500
400	Nara Cable Funding Limited, 144A	8.875%	12/01/18	BB-	407,000
1,575	NBC Universal Media LLC	2.875%	1/15/23	BBB+	1,581,702
555	News America Holdings Inc.	6.650%	11/15/37	BBB+	717,167
410	Time Warner Cable Inc.	5.875%	11/15/40	BBB	477,730
345	Time Warner Inc.	6.100%	7/15/40	BBB	417,698
610	Vivendi SA, 144A	4.750%	4/12/22	BBB	633,747
6,035	Total Media				6,707,482
	Metals & Mining – 5.0%
1,460	Alcoa Inc.	5.400%	4/15/21	BBB-	1,519,586
200	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	205,844
715	ArcelorMittal	6.500%	2/25/22	BB+	750,403
200	Bumi Investment PTE Limited, 144A	10.750%	10/06/17	B1	177,000
720	Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB-	715,537
350	FMG Resources, 144A	6.000%	4/01/17	BB+	357,000
300	Fosun International Limited, 144A	7.500%	5/12/16	BB+	312,375
640	Freeport McMoRan Copper & Gold, Inc.	3.550%	3/01/22	BBB	634,737
300	IAMGOLD Corporation, 144A	6.750%	10/01/20	BB-	292,500
400	Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	437,000
700	Newmont Mining Corporation	3.500%	3/15/22	BBB+	721,955
320	Teck Resources Limited	6.250%	7/15/41	BBB	376,405
300	United States Steel Corporation	7.500%	3/15/22	BB	315,750
285	Vale Overseas Limited	6.875%	11/10/39	A-	357,334
6,890	Total Metals & Mining				7,173,426
	Multiline Retail – 0.9%
375	J.C. Penney Corporation Inc.	5.650%	6/01/20	BB-	325,313
865	Macys Retail Holdings Inc.	3.875%	1/15/22	BBB	921,977
1,240	Total Multiline Retail				1,247,290

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Oil, Gas & Consumable Fuels – 8.2%
$300	Alpha Natural Resources Inc.	6.000%	6/01/19	B+	$276,000
165	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB-	203,525
875	Apache Corporation	4.250%	1/15/44	A-	893,958
400	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	403,450
375	Bill Barrett Corporation	7.000%	10/15/22	BB-	386,250
400	Calumet Specialty Products	9.375%	5/01/19	B	434,000
350	Chesapeake Energy Corporation	9.500%	2/15/15	BB-	395,500
350	Crosstex Energy Finance	8.875%	2/15/18	B+	378,000
350	Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	371,000
300	Halcon Resources Limited Liability Corporation, 144A	9.750%	7/15/20	B3	324,000
400	Kodiak Oil and Gas Corporation	8.125%	12/01/19	B-	441,000
400	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	402,000
400	MEG Energy Corportation, 144A	6.375%	1/30/23	BB	417,000
400	Niska Gas Storage US LLC	8.875%	3/15/18	B+	411,000
380	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB-	393,300
300	Ocean Rig UDW Inc.	9.500%	4/27/16	CCC+	306,000
350	OGX Petroleo e Gas Participacoes SA, 144A	8.500%	6/01/18	B1	315,000
350	Paramount Resources Limited, 144A	7.625%	12/04/19	B	351,865
300	PBF Holding Company LLC, 144A	8.250%	2/15/20	BB+	323,250
400	PetroBakken Energy Limited, 144A	8.625%	2/01/20	CCC+	406,000
435	Petrobras International Finance Company	5.375%	1/27/21	A3	489,732
400	Plains Exploration & Production Company	6.125%	6/15/19	B1	436,000
775	Rowan Companies Inc.	5.400%	12/01/42	BBB-	784,845
375	Sabine Pass LNG LP	7.500%	11/30/16	BB+	413,438
350	Sandridge Energy Inc.	8.125%	10/15/22	B	383,250
400	SM Energy Company	6.625%	2/15/19	BB	422,000
350	United Refining Inc., 144A	10.500%	2/28/18	B	379,750
575	Valero Energy Corporation	6.125%	2/01/20	BBB	699,191
11,205	Total Oil, Gas & Consumable Fuels				11,840,304
	Paper & Forest Products – 1.2%
350	Ainsworth Lumber Limited, 144A	7.500%	12/15/17	B	366,625
715	Domtar Corporation	4.400%	4/01/22	BBB-	723,148
300	Sappi Papier Holding GMBH, 144A	8.375%	6/15/19	BB	327,750
350	Tembec Industries, Inc.	11.250%	12/15/18	B-	371,000
1,715	Total Paper & Forest Products				1,788,523
	Pharmaceuticals – 0.7%
400	Abbvie Incorporated, 144A	2.900%	11/06/22	A	407,352
300	Sky Growth Holdings Corporation, dba Par Pharmaceuticals, 144A	7.375%	10/15/20	B-	298,500
335	Valeant Pharmaceuticals International, 144A	6.375%	10/15/20	BB-	359,288
1,035	Total Pharmaceuticals				1,065,140
	Real Estate Management & Development – 0.8%
350	Country Garden Holding Company, 144A	11.125%	2/23/18	BB-	404,250
300	Kennedy-Wilson Holdings Incorporated, 144A	8.750%	4/01/19	BB-	319,500
400	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	401,000
1,050	Total Real Estate Management & Development				1,124,750
	Road & Rail – 0.2%
265	Hertz Corporation	7.375%	1/15/21	B	291,500
	Semiconductors & Equipment – 0.2%
335	Freescale Semiconductor Inc.	9.250%	4/15/18	B1	365,988
	Textiles, Apparel & Luxury Goods – 0.2%
230	Jones Group	6.875%	3/15/19	Ba3	239,200

Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Tobacco – 0.7%
$1,030		Reynolds American Inc.	3.250%	11/01/22	Baa2	$1,034,630
		Transportation Infrastructure – 0.7%
954		Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	1,030,928
		Wireless Telecommunication Services – 1.0%
625		American Tower Company	5.050%	9/01/20	Baa3	700,907
350		Digicel Limited, 144A	7.000%	2/15/20	B1	374,500
350		Wind Acquisition Finance SA	11.750%	7/15/17	B+	366,625
1,325		Total Wireless Telecommunication Services				1,442,032
$80,689		Total Corporate Bonds (cost $85,516,706)				85,960,143
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Capital Preferred Securities – 7.0% (5.0% of Total Investments)
		Commercial Banks – 1.8%
$340		Barclays Bank PLC	4.750%	N/A (3)	BBB	$342,197
425		Credit Agricole, S.A., 144A	6.637%	N/A (3)	BBB-	369,640
355		Rabobank Nederland, 144A	11.000%	N/A (3)	A-	480,137
1,400		Wachovia Capital Trust III	5.570%	N/A (3)	BBB+	1,393,000
2,520		Total Commercial Banks				2,584,974
		Diversified Financial Services – 1.2%
500		Citigroup Inc.	5.950%	N/A (3)	BB	506,250
1,100		General Electric Capital Corporation	7.125%	N/A (3)	AA-	1,243,319
1,600		Total Diversified Financial Services				1,749,569
		Insurance – 1.2%
570		Catlin Insurance Company Limited	7.249%	N/A (3)	BBB+	568,575
355		Lincoln National Corporation	6.050%	4/20/67	BBB	353,669
225		XL Capital Ltd	6.500%	N/A (3)	BBB-	210,375
530		ZFS Finance USA Trust V	6.500%	5/09/37	A	565,112
1,680		Total Insurance				1,697,731
		IT Services – 0.3%
400		Zayo Escrow Corporation	8.125%	1/01/20	B1	445,000
		Real Estate Investment Trust – 2.5%
1,000		CommomWealth REIT	5.875%	9/15/20	BBB-	1,062,093
480		HCP Inc.	3.750%	2/01/19	BBB+	506,564
1,000		Liberty Property Trust	3.375%	6/15/23	Baa1	989,463
1,000		Senior Housing Properties Trust	6.750%	4/15/20	BBB-	1,137,821
3,480		Total Real Estate Investment Trust				3,695,941
$9,680		Total Capital Preferred Securities (cost $10,159,440)				10,173,215
Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 69.5% (49.4% of Total Investments)
		Australia – 2.2%
2,600	AUD	Australian Government	5.750%	5/15/21	AAA	$3,216,257

Nuveen Investments

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Brazil – 1.1%
$1,300		Federative Republic of Brazil	4.875%	1/22/21	Baa2	$1,566,500
		Canada – 7.4%
1,250	CAD	Canadian Government Bond, (5)	3.250%	6/01/21	AAA	1,408,163
5,000	CAD	Canadian Government Bond, (5)	2.750%	6/01/22	AAA	5,438,826
3,500	CAD	Province of Ontario Municipal Bond	4.200%	3/08/18	Aa2	3,901,478
9,750	CAD	Total Canada				10,748,467
		Chile – 1.5%
1,055,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	N/R	2,163,588
		Indonesia – 1.1%
1,300		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	1,563,250
		Italy – 1.9%
500	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	2.500%	3/01/15	A-	664,173
1,450	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	4.750%	6/01/17	A-	2,037,082
1,950	EUR	Total Italy				2,701,255
		Mexico – 11.3%
37,000	MXN	Mexico Bonos de DeSarrollo	8.000%	12/17/15	A-	3,102,650
49,500	MXN	Mexico Bonos de DeSarrollo	6.250%	6/16/16	A-	3,982,930
32,500	MXN	Mexico Bonos de DeSarrollo	5.000%	6/15/17	A-	2,500,343
17,800	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A-	1,665,714
60,000	MXN	United Mexican States	9.500%	12/18/14	A-	5,052,262
196,800	MXN	Total Mexico				16,303,899
		Netherlands – 1.2%
1,150	EUR	Netherlands Government Bond	3.500%	7/15/20	Aaa	1,777,456
		New Zealand – 2.0%
3,000	NZD	New Zealand Government	6.000%	12/15/17	Aaa	2,828,494
		Norway – 2.9%
20,000	NOK	Norwegian Government Bond	4.500%	5/22/19	AAA	4,195,817
		Philipines – 1.0%
1,300		Republic of the Philippines	4.000%	1/15/21	Ba1	1,459,250
		South Africa – 6.7%
62,000	ZAR	Republic of South Africa	7.250%	1/15/20	A-	7,712,303
12,800	ZAR	Republic of South Africa	10.500%	12/21/26	A-	1,933,980
74,800	ZAR	Total South Africa				9,646,283
		South Korea – 4.2%
6,500,000	KRW	Korea Monetary Stability Bond	2.840%	12/02/14	N/R	6,074,078
		Sweden – 2.1%
16,500	SEK	Republic of Sweden	3.500%	6/01/22	AAA	2,970,403
		Turkey – 10.7%
12,300	TRY	Republic of Turkey, Government Bond	9.000%	3/08/17	BBB-	7,556,714
11,475	TRY	Republic of Turkey, Government Bond	10.500%	1/15/20	BBB	7,867,414
23,775	TRY	Total Turkey				15,424,128

Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Ukraine – 0.6%
$900		Republic of Ukraine, 144A	7.750%	9/23/20	B	$924,750
		United Kingdom – 11.6%
1,500	GBP	United Kingdom Gilt	3.750%	9/07/20	Aaa	2,847,937
3,500	GBP	United Kingdom Treaury Bond	3.750%	9/07/21	Aaa	6,677,708
1,000	GBP	United Kingdom, Treasury Bill	5.000%	3/07/18	Aaa	1,959,460
2,800	GBP	United Kingdom, Treasury Bill	3.750%	9/07/19	Aaa	5,290,268
8,800	GBP	Total United Kingdom				16,775,373
		Total Sovereign Debt (cost $98,978,189)				100,339,248
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Asset-Backed and Mortgage-Backed Securities – 1.8% (1.3% of Total Investments)
$915		Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa2	$756,367
500		Countrywide Home Loans Mortgage, Series 2005-27 1A7	5.500%	12/25/35	Caa1	473,448
1,350		Fannie Mae TBA Mortgage Pool, (MDR) WI/DD	3.000%	TBA	Aaa	1,414,547
$2,765		Total Asset-Backed and Mortgage-Backed Securities (cost $2,680,443)				2,644,362
Principal Amount (000)		Description (1)	Coupon	Maturity		Value
		Short-Term Investments – 1.1% (0.7% of Total Investments)
$1,527		Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $1,526,564, collateralized by $1,495,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $1,559,218	0.010%	1/02/13		$1,526,563
		Total Short-Term Investments (cost $1,526,563)				1,526,563
		Total Investments (cost $201,439,841) – 140.8%				203,191,781
		Borrowings Payable – (42.3)% (6)				(61,000,000)
		Other Assets Less Liabilities – 1.5% (7)				2,100,324
		Net Assets – 100%				$144,292,105

Investments in Derivatives as of December 31, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (7)
Barclays	U.S. Dollar	1,499,793	Chilean Peso	725,000,000	1/09/13	$13,323
Barclays	U.S. Dollar	5,407,518	Malaysian Ringgit	16,600,000	1/28/13	20,866
Citibank N.A.	Australian Dollar	1,200,000	U.S. Dollar	1,240,380	1/16/13	(4,559)
Citibank N.A.	Swedish Krona	41,000,000	U.S. Dollar	6,129,925	1/18/13	(172,496)
Citibank N.A.	Swedish Krona	27,000,000	U.S. Dollar	4,057,256	1/18/13	(93,118)
Citibank N.A.	U.S. Dollar	606,112	Australian Dollar	580,000	1/16/13	(4,391)
Citibank N.A.	U.S. Dollar	652,419	Australian Dollar	620,000	1/16/13	(9,200)
Citibank N.A.	U.S. Dollar	1,767,844	Australian Dollar	1,680,000	1/16/13	(24,930)
Citibank N.A.	U.S. Dollar	1,853,333	Swedish Krona	12,500,000	1/18/13	68,137
Citibank N.A.	U.S. Dollar	5,266,565	Swedish Krona	35,800,000	1/18/13	236,524
Citibank N.A.	U.S. Dollar	12,288,180	Canadian Dollar	12,200,000	1/31/13	(30,215)
Citibank N.A.	U.S. Dollar	1,810,770	Canadian Dollar	1,800,000	1/31/13	(2,218)
Credit Suisse	U.S. Dollar	6,263,092	Norwegian Krone	35,700,000	2/04/13	152,925
Credit Suisse	U.S. Dollar	771,862	Norwegian Krone	4,400,000	2/04/13	18,907
JPMorgan	New Zealand Dollar	3,400,000	U.S. Dollar	2,860,236	2/22/13	59,423
JPMorgan	South African Rand	51,500,000	U.S. Dollar	5,797,002	1/18/13	(265,332)
JPMorgan	U.S. Dollar	539,123	South African Rand	4,800,000	1/18/13	25,910
JPMorgan	U.S. Dollar	5,693,297	South Korean Won	6,200,000,000	2/04/13	114,666

Nuveen Investments

Investments in Derivatives as of December 31, 2012 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (7)
JPMorgan	U.S. Dollar	4,350,190	Indian Rupee	240,000,000	2/11/13	$(591)
JPMorgan	U.S. Dollar	5,339,894	Indian Rupee	293,000,000	2/11/13	(29,759)
JPMorgan	U.S. Dollar	2,960,823	Indian Rupee	164,000,000	2/11/13	11,403
JPMorgan	U.S. Dollar	2,788,442	New Zealand Dollar	3,400,000	2/22/13	12,371
JPMorgan	U.S. Dollar	1,229,670	New Zealand Dollar	1,500,000	2/28/13	5,498
Morgan Stanley	Euro	86,000	U.S. Dollar	111,822	1/07/13	(1,698)
Morgan Stanley	Euro	12,500,000	U.S. Dollar	16,561,500	1/07/13	61,553
Morgan Stanley	Euro	3,000,000	U.S. Dollar	3,964,590	1/07/13	4,603
Morgan Stanley	U.S. Dollar	18,596,036	Euro	14,200,000	1/07/13	147,904
Morgan Stanley	U.S. Dollar	5,953,734	Euro	4,600,000	1/07/13	118,246
Morgan Stanley	U.S. Dollar	3,912,420	Euro	3,000,000	1/07/13	47,567
Morgan Stanley	U.S. Dollar	1,560,028	Mexican Peso	20,510,000	1/29/13	23,041
Morgan Stanley	U.S. Dollar	839,204	Mexican Peso	10,900,000	1/29/13	2,115
Morgan Stanley	U.S. Dollar	1,448,460	Pound Sterling	900,000	2/06/13	13,409
Morgan Stanley	U.S. Dollar	985,248	Pound Sterling	612,000	2/06/13	8,823
						$528,707

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (8)	Current Credit Spread (9)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (7)
JPMorgan	iTraxx Europe Crossover Series 18	Sell	5.00	4,500,000 EUR	5.000%	12/20/17	$51,459	$72,910
JPMorgan	Markit CDX NA HY19 Index	Sell	4.92	5,000,000 USD	5.000%	12/20/17	23,598	36,098
								$109,008

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation) (7)
JPMorgan	$22,469,000	Receive	1-Month USD-LIBOR-BBA	1.255%	Monthly	12/01/14	12/01/18	$52,957
JPMorgan	22,469,000	Receive	1-Month USD-LIBOR-BBA	1.673	Monthly	12/01/14	12/01/20	129,277
								$182,234

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value (Local Currency)	Notional Value (Base Currency)*	Unrealized Appreciation (Depreciation)
10-Year Japan Government Bond	Long	8	3/13	1,149,200,000 JPY	$13,264,847	$(114,894)
10-Year U.S. Treasury Note	Short	(141)	3/13	(18,722,156) USD	(18,722,156)	70,573
30-Year U.S. Treasury Bond	Short	(99)	3/13	(14,602,500) USD	(14,602,500)	267,291
UK Long GILT Bond	Long	18	3/13	2,140,560 GBP	3,477,233	(14,550)
Ultra Long U.S. Treasury Bond	Short	(14)	3/13	(2,276,313) USD	(2,276,313)	48,357
						$256,777

*  Total Notional Value of Long and Short positions were $16,742,080 and $35,600,969, respectively.

Nuveen Investments

JGG

Nuveen Global Income Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Perpetual security. Maturity date is not applicable.

  (4)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (6)  Borrowings Payable as a percentage of total investments is 30.0%.

  (7)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (8)  The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

  (9)  The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

  (10)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  N/A  Not applicable.

  N/R  Not rated.

  TBA  To be announced. Maturity date not known prior to settlement of this transaction.

  MDR  Denotes investment is subject to dollar roll transactions.

  WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  AUD  Australian Dollar

  CAD  Canadian Dollar

  CLP  Chilean Peso

  EUR  Euro

  GBP  British Pound Sterling

  JPY  Japanese Yen

  KRW  South Korean Won

  MXN  Mexican Peso

  NZD  New Zealand Dollar

  NOK  Norwegian Krone

  SEK  Swedish Krona

  TRY  Turkish Lira

  ZAR  South African Rand

  USD-LIBOR-BBA  United States Dollar-London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

JGT

Nuveen Diversified Currency Opportunities Fund
(formerly known as Nuveen Multi-Currency Short-Term Government Income Fund)

Portfolio of Investments

  December 31, 2012

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Corporate Bonds – 2.9%
		Commercial Banks – 0.4%
$3,000		Export Import Bank of Korea	1.250%	11/20/15	Aa3	$3,004,986
		Metals & Mining — 0.4%
2,000		ArcelorMittal	4.250%	3/01/16	BB+	2,007,774
500		Cliffs Natural Resources Inc.	3.950%	1/15/18	BBB-	503,242
2,500		Total Metals & Mining				2,511,016
		Oil, Gas & Consumable Fuels – 2.1%
1,000		Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	1,008,626
3,000		Gaz Capital SA, 144A	8.125%	7/31/14	Baa1	3,265,200
3,000		Korea National Oil Corporation, 144A	5.375%	7/30/14	A+	3,187,464
5,000		Petroleos Mexicanos	4.875%	3/15/15	Baa1	5,387,500
2,000		Rosneft Oil Corporation, 144A	3.149%	3/06/17	Baa1	2,030,000
14,000		Total Oil, Gas & Consumable Fuels				14,878,790
$19,500		Total Corporate Bonds (cost $20,372,294)				20,394,792
Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 39.6%
		Argentina – 0.7%
$5,500		Republic of Argentina	7.000%	10/03/15	B-	$5,005,000
		Brazil – 3.3%
50,500	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/14	Baa2	23,002,029
		Canada – 7.9%
11,000	CAD	Canadian Government Bond	2.000%	8/01/13	AAA	11,118,438
16,000	CAD	Province of Ontario Municipal Bond	3.250%	9/08/14	Aa2	16,606,092
10,000	CAD	Province of Ontario Municipal Bond	3.150%	9/08/15	Aa2	10,496,029
16,000	CAD	Quebec Province Municipal Bond	5.500%	12/01/14	Aa2	17,342,797
53,000	CAD	Total Canada				55,563,356
		Chile – 3.1%
10,565,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	AA	21,666,642
		Indonesia – 1.3%
8,000		Republic of Indonesia, 144A	7.250%	4/20/15	Baa3	9,010,000
		Italy – 1.5%
8,000	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	2.500%	3/01/15	A-	10,626,776
		Malaysia – 4.0%
85,000	MYR	Republic of Malaysia	3.197%	10/15/15	A	27,909,186

Nuveen Investments

JGT

Nuveen Diversified Currency Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Mexico – 6.6%
200,000	MXN	Mexico Bonos de DeSarrollo	7.000%	6/19/14	A-	$15,970,030
175,000	MXN	United Mexican States	8.000%	12/19/13	A-	13,973,587
200,500	MXN	United Mexican States	9.500%	12/18/14	A-	16,882,977
575,500	MXN	Total Mexico				46,826,594
		Norway – 1.6%
60,000	NOK	Norwegian Government Bond	5.000%	5/15/15	N/R	11,667,038
		Peru – 1.7%
25,000	PEN	Republic of Peru Treasury Bond	8.600%	8/12/17	BBB+	12,095,984
		Poland – 0.8%
5,500		Republic of Poland	3.875%	7/16/15	A2	5,898,750
		Russia – 0.9%
6,000		Russian Federation, 144A	3.625%	4/29/15	Baa1	6,339,000
		South Africa – 3.8%
5,500		Republic of South Africa	6.500%	6/02/14	Baa1	5,912,500
160,000	ZAR	Republic of South Africa	8.000%	12/21/18	A-	20,722,656
		Total South Africa				26,635,156
		Spain – 1.5%
8,000	EUR	Spain Government Bonds, Bonos y Obligado Del Esatado	3.300%	10/31/14	BBB	10,626,343
		Ukraine – 0.9%
6,500		Republic of Ukraine, 144A	6.875%	9/23/15	B	6,565,000
		Total Sovereign Debt (cost $277,356,993)				279,436,854
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Asset-Backed and Mortgage-Backed Securities – 0.6%
$3,946		Stanwich Mortgage Loan Trust, Series 2012-NPL5	2.981%	10/18/42	N/R	$3,951,915
		Total Asset-Backed and Mortgage-Backed Securities (cost $3,945,760)				3,951,915
Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 55.4%
		Sovereign Debt – 25.2%
		Brazil – 8.5%
62,000	BRL	Letra De Tesouro Nacional de Brazil	0.000%	7/01/13	N/R	$29,275,325
63,400	BRL	National Treasury Note of Brazil	10.000%	1/01/13	N/R	30,964,591
125,400	BRL	Total Brazil				60,239,916
		Canada – 1.5%
10,000	CAD	Quebec Province	5.250%	10/1/13	Aa2	10,352,770
		Mexico – 4.8%
105,650	MXN	Mexican Treasury Bills	0.000%	2/07/13	N/R	8,139,667
185,000	MXN	Mexican Treasury Bills	0.000%	4/04/13	N/R	14,154,333
160,000	MXN	Mexican Treasury Bills	0.000%	11/14/13	N/R	11,905,278
450,650	MXN	Total Mexico				34,199,278

Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Norway – 2.6%
100,000	NOK	Norwegian Government Bond	6.500%	5/15/13	AAA	$18,298,124
		South Korea – 2.3%
17,000,000	KRW	Korea Monetary Stabilty Bond	2.780%	11/09/13	N/R	15,942,574
		South Africa – 0.8%
49,000	ZAR	Republic of South Africa Treasury Bill	0.000%	3/20/13	N/R	5,716,125
		Turkey – 4.7%
16,400	TRY	Republic of Turkey, Government Bond	0.000%	2/20/13	BBB	9,114,850
31,850	TRY	Republic of Turkey, Government Bond	0.000%	5/15/13	BBB	17,451,218
12,500	TRY	Republic of Turkey, Government Bond	0.000%	7/17/13	BBB	6,777,026
60,750	TRY	Total Turkey				33,343,094
		Total Sovereign Debt				178,091,881
		U.S. Government and Agency Obligations – 28.4%
$6,000		Federal Home Loan Bank Bonds	0.170%	2/06/13	Aaa	$6,000,282
4,000		Federal Home Loan Bank Bonds	0.200%	3/01/13	Aaa	4,000,524
5,000		Federal Home Loan Bank Bonds	1.625%	3/20/13	Aaa	5,016,295
21,500		Federal Home Loan Bank Bonds	0.230%	4/29/13	AA+	21,507,675
3,500		Federal Home Loan Bank Bonds	0.350%	6/06/13	Aaa	3,503,371
5,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	2/01/13	Aaa	4,999,835
50,000		Federal Home Loan Mortgage Corporation, Notes, (4)	0.000%	3/01/13	Aaa	49,995,950
10,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	6/12/13	Aaa	9,995,530
35,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	6/19/13	Aaa	34,983,690
40,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	6/21/13	Aaa	39,981,120
3,000		Federal National Mortgage Association	1.750%	2/22/13	Aaa	3,006,786
17,000		U.S. Treasury Notes	1.375%	1/15/13	Aaa	17,007,310
200,000		Total U.S. Government and Agency Obligations				199,998,368
		Repurchase Agreements – 1.8%
$12,584		Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $12,584,478, collateralized by $12,310,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $12,838,776	0.010%	1/02/13	N/A	12,584,471
		Total Short-Term Investments (cost $394,351,953)				390,674,720
		Total Investments (cost $696,027,000) – 98.5%				694,458,281
		Other Assets Less Liabilities – 1.5% (5)				10,639,707
		Net Assets – 100%				$705,097,988

Nuveen Investments

JGT

Nuveen Diversified Currency Opportunities Fund (continued)

Portfolio of Investments December 31, 2012

Investments in Derivatives as of December 31, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (5)
Bank of America	U.S. Dollar	3,930,887	Australian Dollar	3,800,000	1/16/13	$11,418
Barclays	Brazilian Real	161,067,000	U.S. Dollar	76,689,442	1/03/13	(1,975,760)
Barclays	U.S. Dollar	78,819,183	Brazilian Real	161,067,000	1/03/13	(153,981)
Barclays	U.S. Dollar	23,556,172	Chilean Peso	11,469,500,000	1/09/13	381,321
Barclays	U.S. Dollar	3,696,858	Chilean Peso	1,800,000,000	1/09/13	59,844
Barclays	U.S. Dollar	39,014,522	Malaysian Ringgit	119,766,781	1/28/13	150,547
Barclays	U.S. Dollar	8,795,361	Malaysian Ringgit	27,000,000	1/28/13	33,939
Barclays	U.S. Dollar	21,677,620	South African Rand	190,000,000	2/13/13	608,183
BNP Paribas	Swedish Krona	210,000,000	U.S. Dollar	31,403,466	1/18/13	(877,222)
BNP Paribas	U.S. Dollar	30,876,904	Swedish Krona	210,000,000	1/18/13	1,403,784
BNP Paribas	U.S. Dollar	26,161,294	Chilean Peso	12,700,000,000	1/29/13	271,914
BNP Paribas	U.S. Dollar	1,235,967	Chilean Peso	600,000,000	1/29/13	12,846
BNP Paribas	U.S. Dollar	20,872,500	New Zealand Dollar	25,000,000	2/13/13	(266,153)
Citibank N.A.	Euro	10,060,000	U.S. Dollar	12,828,110	1/16/13	(452,066)
Citibank N.A.	Euro	6,060,000	U.S. Dollar	7,880,666	1/16/13	(119,122)
Citibank N.A.	U.S. Dollar	45,739,013	Australian Dollar	44,250,000	1/16/13	168,099
Citibank N.A.	U.S. Dollar	1,860,570	Australian Dollar	1,800,000	1/16/13	6,838
Citibank N.A.	U.S. Dollar	16,921,428	Canadian Dollar	16,800,000	1/31/13	(41,607)
Citibank N.A.	U.S. Dollar	1,575,825	South Korean Won	1,700,000,000	2/19/13	15,403
Citibank N.A.	U.S. Dollar	39,581,016	South Korean Won	42,700,000,000	2/19/13	386,892
Credit Suisse	U.S. Dollar	35,648,046	Norwegian Krone	203,196,000	2/04/13	870,411
Credit Suisse	U.S. Dollar	41,005,438	Turkish Lira	73,900,000	2/12/13	196,680
JPMorgan	U.S. Dollar	18,572,918	South African Rand	165,000,000	1/18/13	850,094
JPMorgan	U.S. Dollar	33,057,851	South Korean Won	36,000,000,000	2/04/13	665,802
JPMorgan	U.S. Dollar	56,914,990	Indian Rupee	3,140,000,000	2/11/13	(7,736)
JPMorgan	U.S. Dollar	34,481,502	Indian Rupee	1,892,000,000	2/11/13	(192,163)
JPMorgan	U.S. Dollar	13,540,350	Indian Rupee	750,000,000	2/11/13	52,147
JPMorgan	U.S. Dollar	25,345,056	Turkish Lira	45,679,394	2/12/13	122,979
JPMorgan	U.S. Dollar	5,233,816	Turkish Lira	9,447,038	2/12/13	33,274
JPMorgan	U.S. Dollar	40,989,000	New Zealand Dollar	50,000,000	2/28/13	183,261
Morgan Stanley	Brazilian Real	161,067,000	U.S. Dollar	78,819,183	1/03/13	153,981
Morgan Stanley	Brazilian Real	161,067,000	U.S. Dollar	77,603,951	2/04/13	(730,315)
Morgan Stanley	Euro	39,000,000	U.S. Dollar	51,671,880	1/07/13	192,045
Morgan Stanley	Euro	34,000,000	U.S. Dollar	44,932,020	1/07/13	52,163
Morgan Stanley	Mexican Peso	17,500,000	U.S. Dollar	1,366,760	1/29/13	16,019
Morgan Stanley	U.S. Dollar	77,979,666	Brazilian Real	161,067,000	1/03/13	685,536
Morgan Stanley	U.S. Dollar	64,169,420	Euro	49,000,000	1/07/13	510,373
Morgan Stanley	U.S. Dollar	31,062,960	Euro	24,000,000	1/07/13	616,939
Morgan Stanley	U.S. Dollar	68,393,650	Mexican Peso	899,185,000	1/29/13	1,010,157
RBC	U.S. Dollar	32,281,717	Canadian Dollar	32,140,000	1/09/13	25,055
RBC	U.S. Dollar	9,530,591	Turkish Lira	17,054,040	1/09/13	20,315
Standard Chartered Bank	U.S. Dollar	24,103,929	Yuan Renminbi	154,000,000	1/29/13	404,051
Standard Chartered Bank	U.S. Dollar	17,977,177	Yuan Renminbi	115,000,000	4/18/13	241,945
Standard Chartered Bank	Yuan Renminbi	154,000,000	U.S. Dollar	24,370,945	1/29/13	(137,035)
						$5,461,095

Nuveen Investments

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  N/A  Not applicable.

  N/R  Not rated.

  BRL  Brazilian Real

  CAD  Canadian Dollar

  CLP  Chilean Peso

  EUR  Euro

  KRW  South Korean Won

  MXN  Mexican Peso

  MYR  Malaysian Ringgit

  NOK  Norwegian Krone

  PEN  Peruvian Nuevo Sol

  TRY  Turkish Lira

  ZAR  South African Rand

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2012

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Assets
Long-term investments, at value (cost $199,913,278 and $301,675,047, respectively)	$201,665,218	$303,783,561
Short-term investments, at value (cost $1,526,563 and $394,351,953, respectively)	1,526,563	390,674,720
Cash denominated in foreign currencies (cost $49,707 and $638,975, respectively)	49,783	642,410
Unrealized appreciation on:
Credit default swaps	109,008	—
Forward foreign currency exchange contracts	1,167,214	10,414,255
Interest rate swaps	182,234	—
Receivables:
Dividends	12,305	—
Due from broker (net of amounts uncollectible of $135,899 and $—, respectively)	884,014	150,747
Interest	2,757,618	5,583,233
Variation margin on futures contracts	129,452	—
Other assets	57,486	49,545
Total assets	208,540,895	711,298,471
Liabilities
Cash overdraft	851,661	—
Borrowings	61,000,000	—
Unrealized depreciation on forward foreign currency exchange contracts	638,507	4,953,160
Credit default swaps premiums received	33,951	—
Payables:
Investments purchased	1,415,813	—
Reorganization expenses	—	330,000
Variation margin on futures contracts	2,538	—
Accrued expenses:
Interest on borrowings	69,908	—
Management fees	149,506	516,991
Trustees Fees	1,088	42,073
Other	85,818	358,259
Total liabilities	64,248,790	6,200,483
Net assets	$144,292,105	$705,097,988
Shares outstanding	9,359,018	48,005,566
Net asset value per share outstanding	$15.42	$14.69
Net assets consist of:
Shares, ($.01) par value per share	$93,590	$480,056
Paid-in surplus	144,008,330	708,509,571
Undistributed (Over-distribution of) net investment income	(2,101,044)	539,068
Accumulated net realized gain (loss)	(546,502)	(8,357,171)
Net unrealized appreciation (depreciation)	2,837,731	3,926,464
Net assets	$144,292,105	$705,097,988

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2012

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Investment Income (net of foreign tax withheld of $31,834 and $144,983, respectively)	$3,815,435	$16,831,984
Expenses
Management fees	1,325,791	5,518,533
Interest expense on borrowings	105,795	—
Shareholder servicing agent fees and expenses	762	918
Custodian fees and expenses	72,671	311,663
Trustees fees and expenses	4,669	17,328
Professional fees	75,915	91,944
Shareholder reporting expenses	42,372	169,778
Stock exchange listing fees	8,453	13,607
Investor relations expense	34,910	156,244
Other expenses	11,063	39,909
Total expenses	1,682,401	6,319,924
Net investment income (loss)	2,133,034	10,512,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,052,339	(2,617,593)
Forward foreign currency exchange contracts	2,546,152	51,995,401
Futures contracts	283,574	—
Swaps	4,591,954	—
Options purchased	(28,100)	(1,180,825)
Options written	8,200	830,850
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,305,944	11,052,644
Forward foreign currency exchange contracts	465,856	10,892,907
Futures contracts	161,500	—
Swaps	(4,745,821)	—
Options purchased	—	95,650
Options written	—	(203,850)
Net realized and unrealized gain (loss)	8,641,598	70,865,184
Net increase (decrease) in net assets from operations	$10,774,632	$81,377,244

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$2,133,034	$1,625,263	$10,512,060	$5,231,593
Net realized gain (loss) from:
Investments and foreign currency	3,052,339	(1,101,156)	(2,617,593)	7,143,598
Forward foreign currency exchange contracts	2,546,152	1,903,369	51,995,401	(4,751,704)
Futures contracts	283,574	(63,422)	—	—
Swaps	4,591,954	799,341	—	—
Options purchased	(28,100)	25,675	(1,180,825)	(940,300)
Options written	8,200	89,785	830,850	2,157,600
Net increase in realized gain (loss) from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	36,215
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,305,944	(1,404,200)	11,052,644	(20,218,915)
Forward foreign currency exchange contracts	465,856	(1,131,119)	10,892,907	(3,440,956)
Futures contracts	161,500	348,545	—	—
Swaps	(4,745,821)	2,942,414	—	—
Options purchased	—	—	95,650	(95,650)
Options written	—	—	(203,850)	203,850
Net increase (decrease) in net assets from operations	10,774,632	4,034,495	81,377,244	(14,674,669)
Distributions to Shareholders
From net investment income	(7,958,039)	(3,397,611)	—	(28,056,821)
From accumulated net realized gains	(3,225,987)	—	(31,349,996)	(10,623,137)
Return of capital	—	(8,769,112)	(22,123,393)	(17,909,475)
Decrease in net assets from distributions to shareholders	(11,184,026)	(12,166,723)	(53,473,389)	(56,589,433)
Capital Share Transactions
Shares issued in the Reorganization(1)	—	—	75,834,805	—
Shares repurchased and retired	—	—	(4,603,053)	(6,421,689)
Net increase (decrease) in net assets from capital share transactions	—	—	71,231,752	(6,421,689)
Net increase (decrease) in net assets	(409,394)	(8,132,228)	99,135,607	(77,685,791)
Net assets at the beginning of period	144,701,499	152,833,727	605,962,381	683,648,172
Net assets at the end of period	$144,292,105	$144,701,499	$705,097,988	$605,962,381
Undistributed (Over-distribution of) net investment income at the end of period	$(2,101,044)	$(2,071,945)	$539,068	$(26,022,246)

(1)  Refer to Footnote 1—General Information and Significant Accounting Policies, Investment Policy Changes, Name Changes and Fund Reorganization for further details.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2012

Global Income Opportunities (JGG)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$10,774,632
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(207,258,255)
Proceeds from sales and maturities of investments	88,893,809
Proceeds from (Purchases of) short-term investments, net	56,236,550
Proceeds from (Payments for) cash denominated in foreign currencies, net	1,251,479
Proceeds from (Payments for) swap contracts, net	4,591,954
Premiums paid for options purchased	(28,100)
Premiums received on credit default swaps	33,951
Premiums received for options written	8,200
Amortization (Accretion) of premiums and discounts, net	1,315,208
(Increase) Decrease in:
Receivable for dividends	(12,305)
Receivable for interest	(1,292,225)
Receivable for variation margin on futures contracts	(129,452)
Other assets	(56,611)
Increase (Decrease) in:
Payable for investment purchased	1,415,813
Accrued interest on borrowings	69,908
Accrued management fees	41,396
Accrued trustees fees	201
Accrued variation margin on futures contracts	411
Accrued other expenses	(3,535)
Net realized (gain) loss from:
Investments and foreign currency	(3,052,339)
Swaps	(4,591,954)
Options purchased	28,100
Options written	(8,200)
Paydowns	894
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(2,305,944)
Forward foreign currency exchange contracts	(465,856)
Swaps	4,745,821
Net cash provided by (used in) operating activities	(49,796,449)
Cash Flows from Financing Activities:
Increase in borrowings	61,000,000
Increase (Decrease) in cash overdraft	(19,525)
Cash distributions paid to shareholders	(11,184,026)
Net cash provided by (used in) financing activities	49,796,449
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the End of period	$—
Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) was $24,689.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions										Total Returns
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs		Discount from Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)
Global Income Opportunities (JGG)
Year Ended 12/31:
2012	$15.46	$.23	$.93	$1.16	$(.86)	$(.34)	$—	$(1.20)	$—		$—		$15.42	$14.02	7.49%	7.70%
2011	16.33	.17	.26	.43	(.36)	—	(.94)	(1.30)	—		—		15.46	14.16	(1.19)	2.82
2010	16.76	.14	.99	1.13	(.76)	(.06)	(.74)	(1.56)	—		—		16.33	15.65	(.22)	6.85
2009	18.00	.27	.05	.32	(.87)	(.05)	(.64)	(1.56)	—		—	*	16.76	17.23	18.57	1.70
2008	18.57	.79	.23	1.02	(.82)	—	(.77)	(1.59)	—		—		18.00	15.93	7.38	5.85
Diversified Currency Opportunities (JGT)
Year Ended 12/31:
2012	14.01	.24	1.64	1.88	—	(.71)	(.50)	(1.21)	—		.01		14.69	12.87	16.54	13.73
2011	15.64	.12	(.46)	(.34)	(.65)	(.24)	(.41)	(1.30)	—		.01		14.01	12.11	(3.27)	(2.39)**
2010	17.12	.36	(.42)	(.06)	(.13)	—	(1.29)	(1.42)	—		—	*	15.64	13.77	(1.44)	(.18)
2009	16.51	.49	1.62	2.11	(.93)	(.48)	(.10)	(1.51)	—	*	.01		17.12	15.41	22.55	13.35
2008	19.31	1.07	(2.15)	(1.08)	(1.18)	(.02)	(.53)	(1.73)	—	*	.01		16.51	13.90	(8.32)	(6.01)
	Borrowings at End of Period
Global Income Opportunities (JGG)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2012	$61,000	$3,365

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)
Global Income Opportunities (JGG)
Year Ended 12/31:
2012	$144,292	1.16%	1.47%	93%
2011	144,701	1.06	1.10	36
2010	152,834	1.06	.82	105
2009	156,253	1.08	1.54	177
2008	167,522	1.05	4.32	54
Diversified Currency Opportunities (JGT)
Year Ended 12/31:
2012	705,098	.99	1.65	117
2011	605,962	1.06	.77	41
2010	683,648	1.13	2.28	77
2009	748,957	1.07	2.92	103
2008	729,813	1.05	5.81	38

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.

• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Global Income Opportunities (JGG)	Ratios of Borrowings Interest Expense to Average Net Assets(e)
Year Ended 12/31:
2012	.07%

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5—Investment Transactions) divided by the average long-term market value during the period.

*  Rounds to less than $.01 per share.

**  During the fiscal year ended December 31, 2011, Diversified Currency Opportunities (JGT) received payments from the Adviser of $36,215 to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return Based on Net Asset Value.

(e)  The Fund did not utilize borrowings prior to the fiscal year ended December 31, 2012.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Nuveen Global Income Opportunities Fund (JGG) and Nuveen Diversified Currency Opportunities (JGT), (formerly known as Nuveen Global Government Enhanced Income Fund and Nuveen Multi-Currency Short-Term Government Income Fund, respectively) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end registered investment companies. Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisers, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

Investment Policy Changes, Name Changes and Fund Reorgainzation

Global Income Opportunities (JGG)

On August 1, 2012 the Fund's Board of Trustees approved repositioning the Fund's portfolio and changing its investment policies to feature a multi-sector, global bond strategy. The Fund's primary and secondary investment objectives remained unchanged. The Fund's Board of Trustees also approved changing the Fund's name to Nuveen Global Income Opportunities Fund. The Fund's ticker symbol remained unchanged. Fund shareholders received written notice of these changes, which became effective on October 10, 2012.

Global Income Opportunities' (JGG) primary investment objective is to provide a high level of current income and gains. The Fund's secondary investment objective is to seek capital preservation. For the period January 1, 2012 through October 9, 2012, the Fund invested in global government debt securities directly or indirectly by investing in debt-related derivative instruments. These derivative instruments included interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt was hedged to the U.S. Dollar, and up to 30% may have been invested in emerging market government securities. The Fund also featured a currency strategy of up to 35% long and 35% short positions, with a target of 25% / 25%. This strategy may have created the economic effect of financial leverage. Nuveen Asset Management, LLC, (the "Sub-Adviser"), a wholly-owned subsidiary of the Adviser, monitored and adjusted investments using a propriety risk reduction methodology.

Effective October 10, 2012, the Fund invests at least 80% of its managed assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in global debt securities, including but not limited to global sovereign and government-related debt, domestic and foreign debt securities, U.S. government securities, residential and commercial mortgage-backed securities and asset backed securities. The Fund may invest up to 20% in other types of securities, including, but not limited to, preferred securities of domestic and foreign issuers and convertible debt. The Fund may invest in global debt from issuers in both developed and emerging market countries. The Fund will invest primarily in securities rated investment grade at the time of purchase (or unrated but deemed to be of comparable quality by the Sub-Adviser). However, the Fund may invest up to 30% of its managed assets in securities rated below investment grade (or unrated but deemed to be of comparable quality by the Sub-Adviser). The Fund may not invest in debt rated below CCC. The Fund will use futures, forwards and other derivatives to create or reduce exposure to countries, sectors, currencies, and interest rates in seeking to enhance total returns and/or manage risk. This strategy may create the economic effect of leverage. The Sub-Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Diversified Currency Opportunities (JGT)

On August 1, 2012, the Fund's Board of Trustees approved repositioning the Fund's portfolio and the reorganization of Global Income & Currency Fund, Inc. (GCF) (the "Acquired Fund") into the Fund (the "Acquiring Fund") (the "Reorganization"). The Fund's Board of Trustees also approved changing the Fund's name to Nuveen Diversified Currency Opportunities Fund. The Fund's ticker symbol remained unchanged. The goal of the Reorganization is to enhance the combined Fund's ability to generate competitive returns and narrow the Fund's trading discount by:

•  Simplifying the investment strategy to offer broad-based currency exposure and interest rate diversification;

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•  Expanding investment flexibility and the ability to manage risk by eliminating the current focus on investing in the highest yielding currencies and the systematic U.S. dollar short-orientation; and

•  Reducing Fund expenses and increasing common share float, due to the larger scale of the combined Fund.

Fund shareholders received written notice of the Fund's portfolio repositioning and name change, which became effective on October 10, 2012. At a special meeting of shareholders on November 16, 2012, shareholders of the Acquired Fund approved the Reorganization. The Reorganization was effective prior to the opening of business on December 10, 2012.

Upon the closing of the Reorganization, the Acquired Fund transferred its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund became shareholders of the Acquiring Fund. Holders of shares received newly issued shares of the Acquiring Fund, the aggregate net asset value of which was equal to the aggregate net asset value of the shares of the Acquired Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Details of the Reorganization are further described in Footnote 9—Fund Reorganizations.

The Fund's primary investment objective is to provide an attractive level of current income and total return. For the period January 1, 2012 through October 9, 2012, the Fund invested directly and indirectly in a portfolio of short-term international government securities. The Fund would invest approximately 50% of its assets directly in international short-term government securities that were denominated in non-U.S. currencies and would not be currency hedged. Indirect investments in international non-U.S. government securities were made by purchasing forward currency contracts and other derivative instruments that offer exposure to the returns of short-term international (non-U.S.) government securities. These contracts were collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may have created the economic effect of financial leverage. The sub-Adviser monitored and adjusted investments using a propriety risk reduction methodology.

Effective October 10, 2012, the Fund will invest in currencies and short-term debt of both developed market and emerging market countries and has the flexibility to short foreign currencies. The Fund will maintain a foreign currency orientation with a maximum net exposure of the dollar of 35%. The Fund invests at least 80% of its managed assets in U.S. and foreign government securities, forward currency contracts, and other currency related derivative instruments and may invest 20% in corporate, assets-backed or other types of non-government debt. The Fund seeks to maintain a weighted-average, leverage-adjusted duration of two years or less and may employ effective leverage of up to 175% through currency forward contracts. This strategy may create the economic effect of leverage. The Sub-Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Prices of fixed-income securities, short-term U.S. and international government securities, forward foreign currency exchange contracts and swaps are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds' Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

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Notes to

FINANCIAL STATEMENTS (continued)

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2012, Global Income Opportunities (JGT) had outstanding when-issued/delayed delivery purchase commitments of $1,415,813. Diversified Currency Opportunities (JGG) had no such outstanding purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for

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examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2012 and December 31, 2011, are reflected in the accompanying financial statements.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written and swaps" respectively on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund that invests in non-dollar denominated securities is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of "Unrealized appreciation or depreciation on forward foreign currency exchange contracts" on the Statement of Assets and Liabilities. The change in value of the contracts during the

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Notes to

FINANCIAL STATEMENTS (continued)

reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward foreign currency exchange contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended December 31, 2012, Global Income Opportunities (JGG) and Diversified Currency Opportunities (JGT) entered into forward foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2012, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Average number of forward foreign currency exchange contracts outstanding*	28	41

*  The average number of forward foreign currency exchange contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions ("dollar rolls") in which a Fund purchases or sells MBS for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as "MDR" for the Funds, when applicable. During the roll period, the Funds forego principal and interest paid on the MBS. Each Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of "Investment Income" on the Statement of Operations. Dollar rolls are valued daily. Global Income Opportunities (JGG) entered into dollar roll transactions during the fiscal year ended December 31, 2012.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

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Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended December 31, 2012, Global Income Opportunities (JGG) sold U.S. Treasury futures to hedge against potential increases in U.S. interest rates and purchased selected foreign bond futures to gain exposure to those markets. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

The average number of futures contracts outstanding during the fiscal year ended December 31, 2012, was as follows:

Global Income Opportunities (JGG)
Average number of futures contracts outstanding*	100

*  The average number of futures contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contract activity.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swaps Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund uses interest rate swap contracts for purposes of risk reduction or expressing market views. An example of risk reduction would be to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund's portfolio of investments. An example of expressing a market view would be to enter into swaps of different tenors that offset one another in whole or in part (in one case paying the fixed leg, in the other case receiving the fixed leg), in order to benefit if certain changes occur in the slope of the yield curve. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying from each Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities. Payments made or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). The net amount recorded on these transactions for each

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Notes to

FINANCIAL STATEMENTS (continued)

counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended December 31, 2012, Global Income Opportunities (JGG) invested in interest rate swaps to partially fix the interest cost of leverage.

The average number of interest rate swap contracts outstanding during the fiscal year ended December 31, 2012, were as follows:

Global Income Opportunities (JGG)
Average number of interest rate swap contracts outstanding*	6

*  The average number of interest rate swap contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of "Unrealized appreciation or depreciation on credit default swaps (,net)" on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of "Credit default swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps", and realized gains and losses are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended December 31, 2012, Global Income Opportunities (JGG) invested in credit default swaps to take on credit risk and earn a commensurate credit spread. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

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The average number of credit default swap contracts outstanding during the fiscal year ended December 31, 2012, was as follows:

Average number of credit default swap contracts outstanding*	—	**

*  The average number is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

**  Rounds to less than 1.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on swap contract activity.

Options Transactions

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options and/or Swaptions purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options and/or Swaptions written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased" on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written" on the Statement of Operations. When an option and/or swaption is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from Options and/or Swaptions purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option and/or swaption, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2012, each of the Funds purchased short-term call options on currencies in an attempt to benefit from an appreciation in the currency, and wrote (sold) higher strike calls/puts on the same currency that would limit the Funds' upside if such appreciation took place. These transactions would therefore benefit from a moderate appreciation in the currency.

The Funds did not purchase or write swaptions during the fiscal year ended December 31, 2012.

The average number of options contracts outstanding during the fiscal year ended December 31, 2012, were as follows:

	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)
Average number of purchased options contracts outstanding*	—	**	—	**
	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)
Average number of written options contracts outstanding*	—	**	—	**

*  The average number of options contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

**  Rounds to less than 1.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker

On September 15, 2008, Lehman Brothers Holding, Inc. and certain of its affiliates ("Lehman") filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman's bankruptcy caused the Funds to terminate their outstanding Lehman derivative positions and quantify such exposures. The Funds have filed claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds' net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Funds discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds' expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized as the "net of amounts uncollectible of" component of "Due from broker" on the Statement of Assets and Liabilities.

Global Income Opportunities (JGG) also has an outstanding trade receivable in the amount of $871,186 from Lehman, which is recognized as a component of "Due from Broker" on the Statement of Assets and Liabilities. The Fund's Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund's custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund's accounting records and recognized as a component of "Cash overdraft" on the Statement of Assets and Liabilities, there has been no effect on the Fund's net asset value.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Global Income Opportunities (JGG)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Preferred Securities	$2,548,250	$—	$—	$2,548,250
Corporate Bonds	—	85,960,143	—	85,960,143
Capital Preferred Securities	—	10,173,215	—	10,173,215
Sovereign Debt	—	100,339,248	—	100,339,248
Asset-Backed and Mortgage-Backed Securities	—	2,644,362	—	2,644,362
Short-Term Investments:
Repurchase Agreements	—	1,526,563	—	1,526,563
Derivatives:
Forward Foreign Currency Exchange Contracts **	—	528,707	—	528,707
Credit Default Swaps**	—	109,008	—	109,008
Interest Rate Swaps**	—	182,234	—	182,234
Futures Contracts**	256,777	—	—	256,777
Total	$2,805,027	$201,463,480	$—	$204,268,507
Diversified Currency Opportunities (JGT)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$20,394,792	$—	$20,394,792
Sovereign Debt	—	279,436,854	—	279,436,854
Asset-Backed and Mortgage-Backed Securities	—	3,951,915	—	3,951,915
Short-Term Investments:
Sovereign Debt	—	178,091,881	—	178,091,881
U.S. Government & Agency Obligations	—	199,998,368	—	199,998,368
Repurchase Agreements	—	12,584,471	—	12,584,471
Derivatives:
Forward Foreign Currency Exchange Contracts **	—	5,461,095	—	5,461,095
Total	$—	$699,919,376	$—	$699,919,376

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Global Income Opportunities (JGG)

		Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,167,214	Unrealized depreciation on forward foreign currency exchange contracts	$(638,507)
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts**	386,221	Payable for variation margin on futures contracts**	(129,444)
Credit	Swaps	Unrealized appreciation on credit default swaps*	109,008	—	—
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	182,234	—	—
Total			$1,844,677		$(767,951)

*  Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

**  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

Nuveen Investments

Diversified Currency Opportunities (JGT)

		Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$10,414,255	Unrealized depreciation on forward foreign currency exchange contracts	$(4,953,160)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$2,546,152	$51,995,401
Net Realized Gain (Loss) from Futures Contracts	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Interest Rate	$283,574	$—
Net Realized Gain (Loss) from Swaps	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Credit	$240,430	$—
Interest Rate	4,351,524	—
Total	$4,591,954	$—
Net Realized Gain (Loss) from Options Purchased	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(28,100)	$(1,180,825)
Net Realized Gain (Loss) from Options Written	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$8,200	$830,850
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$465,856	$10,892,907
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Interest Rate	$161,500	$—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Credit	$109,008	$—
Interest Rate	(4,854,829)	—
Total	$(4,745,821)	$—
Change in Net Unrealized Appreciation (Depreciation) of Options Purchased	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$—	$95,650
Change in Net Unrealized Appreciation (Depreciation) of Options Written	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$—	$(203,850)

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Shares issued in the Reorganization (1)	—	—	5,096,842	—
Shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Shares repurchased and retired	—	—	(357,790)	(458,279)
Weighted average:
Price per share repurchased and retired	—	—	$12.85	$13.99
Discount per share repurchased and retired	—	—	12.07%	12.56%

(1)  Refer to Footnote 9 — Fund Reorganization for further details.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2012, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Purchases	$207,258,255	$313,455,582
Sales and maturities	88,893,809	203,981,070

Nuveen Investments

Transactions in options written for each Fund during the fiscal year ended December 31, 2012, were as follows:

	Global Income Opportunities (JGG)		Diversified Currency Opportunities (JGT)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—	1	$650,000
Options written	1	8,200	1	280,850
Options terminated in closing purchase transactions	—	—	(1)	(650,000)
Options expired	(1)	(8,200)	(1)	(280,850)
Outstanding, end of period	—	$—	—	$–

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Cost of investments	$202,109,411	$698,311,352
Gross unrealized:
Appreciation	$2,997,029	$3,704,643
Depreciation	(1,914,659)	(7,557,714)
Net unrealized appreciation (depreciation) of investments	$1,082,370	$(3,853,071)

Permanent differences, primarily due to reorganization adjustments, net operating losses, return of capital distributions, foreign currency reclasses, and distribution reclasses, resulted in reclassifications among the Funds' components of net assets at December 31, 2012, the Funds' tax year end, as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Paid-in surplus	$—	$(980,419)
Undistributed (Over-distribution of) net investment income	9,021,893	47,399,251
Accumulated net realized gain (loss)	(9,021,893)	(46,418,832)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2012, the Funds' tax year end, were as follows:

	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	770,358	—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the Funds' tax years ended December 31, 2012 and December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Distributions from net ordinary income *	$9,836,192	$12,219,580
Distributions from net long-term capital gains **	1,347,834	19,130,416
Return of capital	—	22,123,393
2011	Global Income Opportunities (JGG)	Diversified Currency Opportunities (JGT)
Distributions from net ordinary income *	$3,397,611	$28,056,821
Distributions from long-term capital gains	—	10,623,137
Return of capital	8,769,112	17,909,475

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

**  The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2012.

During the Funds' tax year ended December 31, 2012, the following Fund utilized capital loss carryforwards as follows:

Global Income Opportunities (JGG)
Utilized capital loss carryforwards	$1,566,408

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds' tax year ended December 31, 2012, there were no post-enactment capital losses generated.

The Funds have elected to defer losses incurred from November 1, 2012 through December 31, 2012, the Funds' tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following fund has elected to defer losses as follows:

Diversified Currency Opportunities (JGT)
Post-October capital losses	$472,821
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for each of these Funds was .1684%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

On October 24, 2012, Global Income Opportunities (JGG) entered into a $67 million (maximum commitment amount) senior committed secured 364-day revolving line of credit ("Borrowings"), renewable annually, with its custodian bank. The Fund began to draw on these Borrowings on November 7, 2012. As of December 31, 2012, the outstanding balance on the Borrowings was $61 million. During the period November 7, 2012 through December 31, 2012, the average daily balance outstanding and interest rate on these Borrowings were $49.9 million and .99%, respectively.

Interest is charged on the Borrowings at a rate per annum equal to the higher of (a) the overnight LIBOR (London Inter-bank Offered Rate) rate plus .80% or the Federal Funds rate plus .80%. In addition to interest expense, the Fund pays a 0.15% per annum based on the total amount of the Borrowings. The Fund also paid a .10% one-time set-up fee on the total amount of the Borrowings, which was fully expensed during the current reporting period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense and commitment fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

9. Fund Reorganization

The Reorganization was structured to qualify as tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Acquired Fund's shareholders will recognize no gain or loss for federal income tax purposes as a result of the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Reorganization. Prior to the closing of of the Reorganization, the Acquired Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Fund's shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of the Reorganization were as follows:

Global Income & Currency (GCF)
Cost of investments	$76,943,443
Fair value of investments	75,874,501
Net unrealized appreciation (depreciation) of investments	(1,068,942)

For financial reporting purposes, assets received and shares issued by Diversified Currency Opportunities (JGT) were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of Diversified Currency Opportunities' (JGT) realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, Diversified Currency Opportunities (JGT) is the survivor. The shares outstanding, net assets and net asset value ("NAV") per share immediately before and after the Reorganization were as follows:

Acquired Fund—Prior to Reorganization	Global Income & Currency (GCF)
Shares outstanding	5,092,462
Net assets	$75,834,805
NAV per share outstanding	$14.89
Acquiring Fund—Prior to Reorganization	Diversified Currency Opportunities (JGT)
Shares outstanding	42,938,634
Net assets	$638,875,015
NAV per share outstanding	$14.88
Acquiring Fund—Post Reorganization	Diversified Currency Opportunities (JGT)
Shares outstanding	48,035,476
Net assets	$714,709,820
NAV per share outstanding	$14.88

Nuveen Investments

The beginning of the Acquired Fund's current fiscal period was January 1, 2012.

Assuming the Reorganization had been completed on January 1, 2012, the beginning of Diversified Currency Opportunities' (JGT) current fiscal period, the pro forma results of operations for the fiscal year ended December 31, 2012, are as follows:

Diversified Currency Opportunities (JGT)
Net investment income (loss)	$11,310,439
Net realized and unrealized gains (losses)	76,865,399
Change in net assets resulting from operations	$88,175,829

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations since the Reorganizations were consummated.

In connection with the Reorganization, the Acquired Fund had accrued for certain associated costs and expenses. Such amounts are recognized as "Payable for Reorganization expenses" on the Statement of Assets and Liabilities.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays Global Aggregate Bond Index: An index that provides a broad-based measure of the global investment-grade fixed income markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges.

•  Citigroup Non-US World Government Bond 1-3 Year Index: The Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  JPMorgan Emerging Local Markets Index Plus: The Index tracks total returns for local-currency-denominated money market instruments. It consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Global Income Opportunities Fund (JGG) and Diversified Currency Opportunities Fund (JGT) hereby designate 8% and 7% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2012.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Shares Repurchased
JGG	—
JGT	357,790

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-G-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN GLOBAL INCOME OPPORTUNITIES FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$41,722	$0	$2,650	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011	$39,852	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)   “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)   “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)   “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4)   “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$2,650	$0	$0	$2,650
December 31, 2011	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

Steve Lee, CFA, Senior Vice President at Nuveen Asset Management, is the lead Portfolio Manager for the Fund. He leads the foreign Currency Sector Team of Nuveen Asset Management. He was born in South Korea and moved to the United States when he was thirteen.  He has been active in Global Macro strategies and FX trading since 1995.  Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA.  He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York.  He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.

Timothy Palmer, CFA, leads the global bond and emerging markets debt sector teams of Nuveen Asset Management.  He began working in the financial industry in 1986, and became a portfolio manager in 1990. Before joining FAF Advisors in 2003, he was a senior fixed-income portfolio manager with American Express Financial Advisors (now Ameriprise Financial). Prior to that, he served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc. He earned a B.A. in economics from the University of St. Thomas and an M.B.A. in finance from Columbia University’s Graduate School of Business. He holds the Chartered Financial Analyst (CFA) designation.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2012, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Steve Lee	2	$723 million	0	0	0	0	0	0	0	0	0	0
Tim Palmer	5	$2.106 billion	1	$56 million	8	$472 million	0	0	0	0	0	0

*   Assets are as of December 31, 2012.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JGG SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Steve Lee			X
Timothy Palmer				X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Income Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 8, 2013